Exhibit 10.10

UNITED TECHNOLOGIES CORPORATION
BOARD OF DIRECTORS
2016 ANNUAL COMPENSATION DISTRIBUTION ELECTION FORM

Non-employee Directors receive annual compensation comprised of an Annual Retainer and an Annual Award of Deferred Stock Units. The Annual Retainer amount is $112,000 ($122,000 for the Chair of the Committee on Compensation and Executive Development and the Chair of the Finance Committee, $120,000 for other Committee Chairs, $124,000 for members of the Audit Committee, $128,000 for the Lead Director (if any) and the Audit Committee Chair, and $192,000 for the non-executive Chairman of the Board). Non-employee Directors also receive an Annual Award of Deferred Stock Units valued at $168,000 at time of issuance ($183,000 for the Chair of the Committee on Compensation and Executive Development and the Chair of the Finance Committee, $180,000 for other Committee Chairs, $186,000 for members of the Audit Committee, $192,000 for the Lead Director (if any) and the Audit Committee chair, and $288,000 for the non-executive Chairman of the Board). In the event that a non-employee Director serves in more than one role listed above, the Annual Retainer and the Annual Award of Deferred Stock Units will each equal the highest amounts applicable to any role in which the non-employee Director serves. Your Annual Retainer will be paid in cash unless you elect to receive the amount as Deferred Stock Units.

I hereby elect to receive my 2016 Annual Retainer as follows (please check one):

Cash payable as of the date of the 2016 Annual Meeting __________

Deferred Stock Units issued as of the date of the 2016 Annual Meeting _________

Upon retirement or termination from the Board, I elect to receive distribution of my total
2016 Deferred Stock Units in (please check one):

☐ 15 annual installments

☐ 10 annual installments

☐ A full and immediate distribution of all shares

The number of Deferred Stock Units will be determined by dividing your Annual Award of Deferred Stock Units (including your Annual Retainer if you so elect above) by the closing price of UTC common stock on the date of the Annual Meeting. Fractional Stock Units will be credited to your account. All whole or partial Stock Units will be eligible for dividend equivalents equal to UTC’s declared dividend and will be credited to your account as additional Stock Units on the date the dividend is paid.

Upon retirement or termination from the Board, Deferred Stock Units held in your account will be converted into shares of UTC Common Stock and distributed to you unless you elected 10 or 15 annual installments, in which case Deferred Stock Units will be converted to shares of stock in accordance with the installment schedule. During the installment period, the balance in your account will continue to be held and valued as Deferred Stock Units unless you elect to convert the units to a fixed interest account credited at the 10 year U.S. Treasury bill rate plus 1%. During the installment period, the value of your account will not be taxable until each installment distribution is received. In the event of your death before distribution, the full value of your account will be distributed to your estate unless a Beneficiary Designation form is on file. Deferred Stock Units will be governed by the terms and conditions of the United Technologies Corporation Board of Directors Deferred Stock Unit Plan.

_________________________________ (Signature)

_________________________________ (Print Name)

_________________________________ (Date)

Please return by December 16, 2015 to: Office of the Corporate Secretary, United Technologies Corporation
Fax: (860) 660-0250 or email: christina.monteith@utc.com

UNITED TECHNOLOGIES CORPORATION
BOARD OF DIRECTORS
ANNUAL COMPENSATION DISTRIBUTION ELECTION FORM

Non-employee Directors receive annual compensation comprised of an Annual Retainer and an Annual Award of Deferred Stock Units. The Annual Retainer amount is $112,000 ($122,000 for the Chair of the Committee on Compensation and Executive Development and the Chair of the Finance Committee, $120,000 for other Committee Chairs, $124,000 for members of the Audit Committee, $128,000 for the Lead Director (if any) and the Audit Committee Chair, and $192,000 for the non-executive Chairman of the Board). Non-employee Directors also receive an Annual Award of Deferred Stock Units valued at $168,000 at time of issuance ($183,000 for the Chair of the Committee on Compensation and Executive Development and the Chair of the Finance Committee, $180,000 for other Committee Chairs, $186,000 for members of the Audit Committee, $192,000 for the Lead Director (if any) and the Audit Committee chair, and $288,000 for the non-executive Chairman of the Board). In the event that a non-employee Director serves in more than one role listed above, the Annual Retainer and the Annual Award of Deferred Stock Units will each equal the highest amounts applicable to any role in which the non-employee Director serves. Your Annual Retainer will be paid in cash unless you elect to receive the amount as Deferred Stock Units.

I hereby elect to receive both my 50% Annual Retainer for 2015-2016 and my 100% Annual Retainer for 2016-2017 as follows (please check one):

Cash payable as of the relevant date __________

Deferred Stock Units issued as of the relevant date _________

Upon retirement or termination from the Board, I elect to receive distribution of the aggregate amount of my Deferred Stock Unit awards for 2015-2016 and for 2016-2017 in (please check one):

☐ 15 annual installments

☐ 10 annual installments

☐ A full and immediate distribution of all shares

The number of Deferred Stock Units will be determined by dividing the dollar amount of each Award of Deferred Stock Units (including your Annual Retainer if you so elect above) by the closing price of UTC common stock on the date of each award. Fractional Stock Units will be credited to your account. All whole or partial Stock Units will be eligible for dividend equivalents equal to UTC’s declared dividend and will be credited to your account as additional Stock Units on the date the dividend is paid.

Upon retirement or termination from the Board, Deferred Stock Units held in your account will be converted into shares of UTC Common Stock and distributed to you unless you elected 10 or 15 annual installments, in which case Deferred Stock Units will be converted to shares of stock in accordance with the installment schedule. During the installment period, the balance in your account will continue to be held and valued as Deferred Stock Units unless you elect to convert the units to a fixed interest account credited at the 10 year U.S. Treasury bill rate plus 1%. During the installment period, the value of your account will not be taxable until each installment distribution is received. In the event of your death before distribution, the full value of your account will be distributed to your estate unless a Beneficiary Designation form is on file. Deferred Stock Units will be governed by the terms and conditions of the United Technologies Corporation Board of Directors Deferred Stock Unit Plan.

_________________________________ (Signature)

_________________________________ (Print Name)

_________________________________ (Date)

Please return by December 21, 2015 to: Office of the Corporate Secretary, United Technologies Corporation
Fax: (860) 660-0250 or email: christina.monteith@utc.com

2016 DIRECTOR COMPENSATION

Type	Total Compensation	Annual Retainer 40%	Annual Award 60%
Non-Executive Chairman	480,000	192,000	288,000
Lead Director	320,000	128,000	192,000
Audit Chair	320,000	128,000	192,000
Audit Members	310,000	124,000	186,000
Compensation Chair	305,000	122,000	183,000
Finance Chair	305,000	122,000	183,000
Other Chairs	300,000	120,000	180,000
Base	280,000	112,000	168,000